EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,  AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uroplasty, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David B. Kaysen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ DAVID B. KAYSEN

David B. Kaysen
Chief Executive Officer

Dated: October 27, 2011

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,  AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uroplasty, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mahedi A. Jiwani, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ MAHEDI A. JIWANI

Mahedi A. Jiwani
Chief Financial Officer

Dated: October 27, 2011